UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) September 8, 2005
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                                                         (September 2, 2005)
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                                ACTIVISION, INC.
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                    0-12699               95-4803544
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  (State or Other Jurisdiction        (Commission           (IRS Employer
        of Incorporation)             File Number)         Identification No.)


        3100 Ocean Park Blvd., Santa Monica, CA                    90405
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        (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code (310) 255-2000
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                                       NA
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

On September 2, 2005, Kathy Vrabeck, President of the Activision Publishing division of Activision, Inc. (the "Company"), resigned as an officer of the Company and its subsidiaries, effective September 2, 2005 (the "Transition Date"). From the Transition Date until April 1, 2006, the expiration date of her employment agreement (the "Termination Date"), Ms. Vrabeck will continue as an employee of Activision Publishing, Inc. In connection with Ms. Vrabeck's departure, she will receive (i) her base salary through the Termination Date,
(ii) payment of the portion of her annual bonus representing the individual specific objectives portion of her annual bonus as determined in accordance with her employment agreement, (iii) payment for accrued vacation days and (iv) all benefits under the Company's benefit plans until the Termination Date. In addition, Ms. Vrabeck may receive the portion of her annual bonus representing the corporate performance component of her annual bonus as determined in accordance with her employment agreement. Certain of Ms. Vrabeck's unvested options were cancelled as of September 2, 2005 and the remaining portion of her unvested options will continue to vest in accordance with their vesting schedule until the Termination Date.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 8, 2005            ACTIVISION, INC.

                                    By:/s/ Ronald Doornink
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                                    Name:  Ronald Doornink
                                    Title: President

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